Consolidated Statements of Comprehensive Income - CAD ($) $ in Millions	12 Months Ended
	Mar. 31, 2023	Mar. 31, 2022
Statement of comprehensive income [abstract]
Net income	$ 298.5	$ 857.7
Other comprehensive (loss) income, net of income tax, that are or may be reclassified subsequently to profit or loss
(Loss) income on cash flow hedges reclassified to net income	(9.3)	129.6
Income (loss) arising on changes in fair value of cash flow hedges, net of tax expense nil and recovery of $7.8 million, respectively	34.0	(89.5)
Other comprehensive income (loss), net of income tax, that will not be reclassified subsequently to profit or loss
Foreign exchange gain (loss) on translation to presentation currency	123.1	(15.5)
Remeasurement of pension and other post-employment benefit obligations, net of tax nil for March 31, 2023 and 2022 (Notes 20, 21)	13.8	117.9
Other comprehensive income	161.6	142.5
Total comprehensive income	$ 460.1	$ 1,000.2